Exhibit 99.1

eXp World Holdings Reports Q3 2025 Results

BELLINGHAM, Wash. — November 6, 2025 — eXp World Holdings, Inc. (Nasdaq: EXPI), or the “Company”, the holding company for eXp Realty®, FrameVR.io and SUCCESS® Enterprises, today announced financial results for the third quarter ended September 30, 2025.

“Our third quarter results underscore the strength of eXp’s model and the power of our agents,” said Leo Pareja, CEO of eXp Realty. “Continued momentum in agent growth, productivity and retention are driving higher revenue, profitability and overall performance. Our agent-first culture, combined with ongoing innovation across the eXp platform, continues to attract and empower top agents and teams around the world. As we scale, our focus remains on delivering even greater value to our agents — because when they thrive, eXp thrives.”

“eXp continues to solidify its position as the platform for the future of real estate,” said Glenn Sanford, Founder, Chairman and CEO of eXp World Holdings. “Now more than ever, eXp is the place for agents to be as the industry evolves globally and agents seek a platform that provides not just flexibility, but the resources to thrive — from SUCCESS® coaching and elite training programs to mentorship, community, and a compelling value stack that supports both business and personal growth. Our third quarter results are a reflection of eXp’s continued focus on innovation and our ability to leverage technology, with a focus on AI, to enhance speed, agility, and differentiation in a rapidly changing real estate landscape.”

Third Quarter 2025 Consolidated Financial Highlights as Compared to the Same Year-Ago Period:

●	Revenue increased 7% to $1.3 billion.
●	Net income of $3.5 million and net income per diluted share of $0.02.
●	Total operating expenses increased to $1.3 billion from $1.2 billion. Excluding commissions and other agent-related costs and litigation contingency, adjusted operating costs[1] (a non-GAAP financial measure) were $82.2 million, a 5% increase compared to the third quarter of 2024. This increase was driven by strategic investments to streamline operations.
●	Adjusted EBITDA[2] (a non-GAAP financial measure) of $17.7 million.
●	As of September 30, 2025, cash and cash equivalents totaled $112.8 million.
●	Net cash provided by operating activities of $28.9 million.
●	Adjusted operating cash flow[3] (a non-GAAP financial measure) of $45.4 million.

1 A discussion of why management believes adjusted operating costs, a non-GAAP measure, is useful is included below. Adjusted operating costs exclude commissions, other agent-related costs, and litigation contingency.

2 A reconciliation of adjusted EBITDA to net income and a discussion of why management believes adjusted EBITDA, a non-GAAP measure, is useful is included below.

3 A reconciliation of adjusted operating cash flow, a non-GAAP measure, to operating cash flow and a discussion of why management believes adjusted operating cash flow is useful is included below.

●	Distributed $24.1 million to shareholders, including $16.4 million of common stock repurchases and $7.7 million of cash dividends.
●	The Company paid a cash dividend for the third quarter of 2025 of $0.05 per share of common stock on August 29, 2025. On October 25, 2025, the Company’s Board of Directors declared a cash dividend of $0.05 per share of common stock for the fourth quarter of 2025, expected to be paid on December 1, 2025 to stockholders of record on November 17, 2025.

Third Quarter 2025 Operational Highlights as Compared to the Same Year-Ago Period:

●	eXp ended the third quarter of 2025 with a global agent Net Promoter Score (“aNPS”) of 75, down from 76 in the prior-year period. aNPS is a measure of agent satisfaction and an important key performance indicator given the Company’s intense focus on improving the agent experience.
●	Agents and brokers on the eXp Realty platform decreased (2)% to 83,446 as of September 30, 2025.
●	Real estate sales transactions increased 3% to 121,516 in the third quarter of 2025.
●	Real estate sales volume increased 7% to $54.1 billion in the third quarter of 2025.

Third Quarter 2025 Results – Virtual Fireside Chat

The Company will hold a virtual fireside chat and investor Q&A with eXp World Holdings Founder and Chief Executive Officer Glenn Sanford, eXp Realty Chief Executive Officer Leo Pareja, eXp Realty Chief Marketing Officer Wendy Forsythe, Managing Director eXp Realty International Felix Bravo, and eXp World Holdings Chief Financial Officer Jesse Hill on Thursday, November 6, 2025 at 2 p.m. PT / 5 p.m. ET.

The investor Q&A is open to investors, current shareholders and anyone interested in learning more about eXp World Holdings and its companies. Submit questions in advance for inclusion to investors@eXpWorldHoldings.com.

Date: Thursday, November 6, 2025

Time: 2 p.m. PT / 5 p.m. ET

Location: exp.world. Join at https://exp.world/earnings

Livestream: expworldholdings.com/events

About eXp World Holdings, Inc.

eXp World Holdings, Inc. (Nasdaq: EXPI) (the “Company”) is the holding company for eXp Realty® and SUCCESS® Enterprises. eXp Realty is the largest independent real estate brokerage in the world, with over 83,000 agents across 28 countries. As a cloud-based, agent-centric brokerage, eXp Realty provides real estate agents industry-leading commission splits, revenue share, equity ownership opportunities, and a global network that empowers agents to build thriving businesses. For more information about eXp World Holdings, Inc., visit: expworldholdings.com

SUCCESS® Enterprises, anchored by SUCCESS® magazine, has been a trusted name in personal and professional development since 1897. As part of the eXp ecosystem, it offers agents access to valuable resources to enhance their skills, grow their businesses, and achieve long-term success. For more information about SUCCESS, visit success.com.

eXp World Holdings, Inc. intends to use its:

●	eXp investors website (www.expworldholdings.com/investors/);
●	eXp Realty LinkedIn page (https://www.linkedin.com/company/exp-realty/);
●	eXp Realty Facebook Page (https://www.facebook.com/eXpRealty);
●	eXp Realty Instagram Page (https://www.instagram.com/eXpRealty);
●	eXp International LinkedIn Page (https://www.linkedin.com/company/exp-realty-international/);
●	eXp International Facebook Page (https://www.facebook.com/expintl/);
●	eXp International Instagram Page (https://www.instagram.com/exp.intl/);
●	eXp World Holdings LinkedIn page (https://www.linkedin.com/company/expworldholdings/);
●	eXp World Holdings Facebook Page (https://www.facebook.com/eXpWorldHoldings); and
●	eXp World Holdings Instagram Page (https://www.instagram.com/eXpWorldHoldings)

as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, this press release includes references to adjusted operating costs, adjusted EBITDA, and adjusted operating cash flow which are non-U.S. GAAP financial measures that may be different from similarly titled measures used by other companies. These measures are presented to enhance investors’ overall understanding of the Company’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.

The Company’s non-U.S. GAAP financial measures provide useful information about financial performance, enhance the overall understanding of past performance and future prospects, and allow for greater transparency with respect to key metrics used by management for financial and operational decision-making. These measures may also provide additional tools for investors to use in comparing core financial performance over multiple periods with other companies in the industry.

●	Adjusted operating costs helps the reader understand the trends in our general, administrative, technology and other costs. The Company defines adjusted operating costs as operating costs excluding commissions and other agent-related costs and the litigation contingency.
●	Adjusted EBITDA helps identify underlying trends in the business that could otherwise be masked by the effect of the expenses excluded in adjusted EBITDA. In particular, the Company believes the exclusion of stock-based compensation and stock option expenses provides a useful supplemental measure in evaluating the performance of operations and provides better transparency into results of operations. The Company defines adjusted EBITDA to mean net income (loss) from continuing operations, excluding other income (expense), income tax benefit (expense), depreciation, amortization, impairment charges, litigation contingency expenses, stock-based compensation expense, stock option expense and other items not core to the operating activities of the Company.
●	Adjusted operating cash flow helps the reader understand the Company’s cash flow. The Company defines the adjusted operating cash flow to mean net cash provided by operating activities, excluding the change in customer deposits.

Adjusted operating costs, adjusted EBITDA, and adjusted operating cash flow should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect the Company’s and its management’s current expectations but involve known and unknown risks and uncertainties that could impact actual results materially. These statements include, but are not limited to, statements regarding the Company’s ability to drive continued agent growth, productivity, and retention; expansion of international operations; development and integration of technology and artificial intelligence solutions; enhancement of the SUCCESS® brand and related agent resources; revenue and profitability trends; and the declaration or payment of future dividends. Important factors that may cause actual results to differ materially and adversely from those expressed in forward-looking statements include: fluctuations in the real estate market and broader economic conditions; changes in agent attraction, engagement, or retention; the Company’s ability to execute its growth and innovation strategies, including successful AI adoption; the Company’s ability to expand internationally and integrate new operations effectively; competitive dynamics; regulatory changes; cybersecurity risks; and outcomes of pending or future litigation. Additional risks and uncertainties that could affect future results are set forth in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. We do not undertake any obligation to update these statements except as required by law.

Media Relations Contact:

eXp World Holdings, Inc.

mediarelations@expworldholdings.com

Investor Relations Contact:

Denise Garcia

investors@expworldholdings.com

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share amounts and per share data)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenues	$ 1,316,683	$ 1,231,187	$ 3,580,466	$ 3,469,485

Commissions and other agent-related costs	1,230,479	1,143,535	3,325,473	3,205,949
General and administrative expenses	62,341	61,390	203,288	185,132
Technology and development expenses	17,312	13,804	52,210	43,413
Sales and marketing expenses	2,535	2,792	8,231	8,962
Litigation contingency	-	18,000	-	34,000
Total operating expenses	1,312,667	1,239,521	3,589,202	3,477,456
Operating income (loss)	4,016	(8,334)	(8,736)	(7,971)
Other (income) expense
Other (income) expense, net	(608)	(801)	(2,311)	(3,738)
Equity in losses of unconsolidated affiliates	195	281	322	804
Other (income), net	(413)	(520)	(1,989)	(2,934)
Income (loss) before income tax expense	4,429	(7,814)	(6,747)	(5,037)
Income tax expense (benefit)	932	(1,333)	3,071	3,508
Net income (loss) from continuing operations	3,497	(6,481)	(9,818)	(8,545)
Net income (loss) from discontinued operations	-	(2,025)	-	(3,217)
Net income (loss)	$ 3,497	($ 8,506)	($ 9,818)	($ 11,762)
Earnings (loss) per share
Basic, net (loss) income from continuing operations	$ 0.02	($ 0.04)	($ 0.06)	($ 0.06)
Basic, net (loss) income from discontinued operations	-	(0.01)	-	(0.02)
Basic, net (loss) income	$ 0.02	($ 0.06)	($ 0.06)	($ 0.08)

Diluted, net (loss) income from continuing operations	$ 0.02	($ 0.04)	($ 0.06)	($ 0.06)
Diluted, net (loss) income from discontinued operations	-	(0.01)	-	(0.02)
Diluted, net (loss) income	$ 0.02	($ 0.06)	($ 0.06)	($ 0.08)
Weighted average shares outstanding
Basic	157,101,785	153,259,842	155,985,872	153,858,160
Diluted	160,767,662	153,259,842	155,985,872	153,858,160

EXP WORLD HOLDINGS, INC.

CONSOLIDATED US-GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA RECONCILIATION
(In thousands)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net income (loss) from continuing operations	$ 3,497	($ 6,481)	($ 9,818)	($ 8,545)
Other (income), net	(413)	(520)	(1,989)	(2,934)
Income tax expense (benefit)	932	(1,333)	3,071	3,508
Depreciation and amortization	2,424	2,379	7,257	7,742
Litigation contingency	—	18,000	—	34,000
Stock-based compensation expense (1)	9,694	9,910	27,515	28,067
Stock option expense	1,578	1,987	5,032	5,959
Adjusted EBITDA	$ 17,712	$ 23,942	$ 31,068	$ 67,797

ADJUSTED OPERATING CASH FLOW
(In thousands)
(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net Cash Provided by Operating Activities	$ 28,891	$ 45,999	$ 104,817	$ 177,800
Less: Customer Deposits	(16,539)	(19,436)	17,805	22,510
Adjusted Operating Cash Flow	$ 45,430	$ 65,435	$ 87,012	$ 155,290

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(UNAUDITED)

	September 30, 2025	December 31, 2024

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 112,761	$ 113,607
Restricted cash	73,620	54,981
Accounts receivable, net of allowance for credit losses of $2,524 and $1,589, respectively	123,766	87,692
Prepaids and other assets	13,001	11,692
TOTAL CURRENT ASSETS	323,148	267,972
Property, plant, and equipment, net	14,058	11,615
Other noncurrent assets	22,570	11,679
Intangible assets, net	4,885	6,456
Deferred tax assets, net	76,435	75,774
Goodwill	17,647	17,226
TOTAL ASSETS	$ 458,743	$ 390,722

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$ 9,781	$ 10,478
Customer deposits	73,465	55,660
Accrued expenses	123,074	85,661
Litigation contingency	17,000	34,000
Other current liabilities	158	54
TOTAL CURRENT LIABILITIES	223,478	185,853
TOTAL LIABILITIES	223,478	185,853
EQUITY
Common Stock, $0.00001 par value 900,000,000 shares authorized; 204,643,680 issued and 158,836,724 outstanding at September 30, 2025; 195,028,207 issued and 154,133,385 outstanding at December 31, 2024	2	2
Additional paid-in capital	1,069,515	962,758
Treasury stock, at cost: 45,806,956 and 40,894,822 shares held September 30, 2025 and December 31, 2024, respectively	(732,907)	(686,680)
Accumulated deficit	(100,931)	(68,135)
Accumulated other comprehensive (loss)	(414)	(3,076)
TOTAL EQUITY	235,265	204,869
TOTAL LIABILITIES AND EQUITY	$ 458,743	$ 390,722

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(UNAUDITED)

	Nine Months Ended September 30,
	2025	2024
OPERATING ACTIVITIES
Net (loss)	($ 9,818)	($ 11,762)
Reconciliation of net (loss) to net cash provided by operating activities:
Depreciation expense	5,243	5,887
Amortization expense - intangible assets	2,014	1,855
Allowance for credit losses on receivables/bad debt on receivables	935	(870)
Equity in loss of unconsolidated affiliates	322	804
Agent growth incentive stock-based compensation expense	27,389	28,067
Stock option compensation	5,032	5,961
Agent equity stock-based compensation expense	74,709	85,997
Deferred income taxes, net	(661)	(684)
Changes in operating assets and liabilities:
Accounts receivable	(35,859)	(18,935)
Prepaids and other assets	(1,309)	1,978
Customer deposits	17,805	22,510
Accounts payable	(698)	1,858
Accrued expenses	36,609	21,114
Litigation contingency	(17,000)	34,000
Other operating activities	104	20
NET CASH PROVIDED BY OPERATING ACTIVITIES	104,817	177,800
INVESTING ACTIVITIES
Purchases of property and equipment	(7,686)	(4,408)
Purchase of business	-	(3,150)
Investments in unconsolidated affiliates	(12,363)	(4,236)
Capitalized software development costs in intangible assets	(443)	(1,165)
NET CASH USED IN INVESTING ACTIVITIES	(20,492)	(12,959)
FINANCING ACTIVITIES
Repurchase of common stock	(46,227)	(116,281)
Proceeds from exercise of options	432	1,644
Transactions with noncontrolling interests	-	(1,169)
Dividends declared and paid	(22,978)	(22,564)
NET CASH USED IN FINANCING ACTIVITIES	(68,773)	(138,370)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	2,241	(624)
Net change in cash, cash equivalents and restricted cash	17,793	25,847
Cash, cash equivalents and restricted cash, beginning balance	168,588	169,893
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, ENDING BALANCE	$ 186,381	$ 195,740
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for income taxes	3,546	2,198
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Property and equipment purchases in accounts payable	84	-